Exhibit 10.8


                                    FORM OF

                           SHORT-TERM OPTION AGREEMENT
                           ---------------------------


SHORT-TERM OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee, residing at Address of Optionee and Hexcel Corporation (the "Corporation").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, the Corporation has adopted the Hexcel Corporation Incentive Stock Plan (the "Plan").

WHEREAS, the Executive Compensation Committee of the Board of Directors of the Corporation (the "Committee") has determined that it is desirable and in the best interest of the Corporation to grant to the Optionee a stock option as an incentive for the Optionee to advance the interests of the Corporation.

NOW, THEREFORE, the parties agree as follows:

1.   Notice of Grant; Incorporation of Plan.  Attached hereto as Annex A and
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incorporated by reference herein is a Notice of Grant.  Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them in the Notice of Grant. The Plan is hereby incorporated by reference and made a part of this Short-Term Option Agreement, and this Short-Term Option Agreement shall be subject to the terms of the Plan, as the Plan may be amended from time to time, provided that any such amendment of the Plan must be made in accordance with Section X of the Plan.
The Option granted herein constitutes an Award within the meaning of the Plan.

2.   Grant of Option.  Pursuant to the Plan and subject to the terms and
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conditions set forth herein and therein, the Corporation hereby grants to the
Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.   Purchase Price.  The purchase price per share (the "Purchase Price") of the
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Option Shares shall equal the Fair Market Value (as defined in the Plan) of the
Common Stock as of the date of exercise of the Option.











































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4.   Time of Exercise; Term.
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     (a)  The Option shall be fully vested and exercisable as of the Grant Date.

     (b) Subject to earlier expiration as expressly provided in this Section 4, the Option shall expire and cease to have any force or effect ninety (90) days after the Grant Date (the "Expiration Date").

     (c) If the Optionee's employment with the Corporation is terminated for Cause (as defined below), the Option, to the extent not yet exercised, shall be automatically terminated as of the date of such termination of employment. Cause shall mean any (i) willful and continued failure by the Optionee to obey the reasonable instructions of a person to whom he reports, (ii) willful and continued neglect by the Optionee of his duties and obligations as an employee of the Corporation, or (iii) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Corporation including, without limita-tion, conviction of a felony, embezzlement or misappropriation of funds or conviction of any act of fraud. For purposes of the foregoing, no act or failure to act on the Optionee's part shall be deemed "willful" unless done, or omitted to be done, by the Optionee not in good faith and without the reasonable belief that the Optionee's act, or failure to act, was in the best interest of the Corporation.

     (d) If the employment of the Optionee with the Corporation shall be terminated for any other reason, the Option may be exercised at any time prior to the Expiration Date.

5.   Grant of Reload Option.  Upon each full or partial exercise of the Option
     ----------------------
by the Optionee, the Optionee shall be granted automatically, on the date (or dates) of such exercise or exercises, a new option (the "Reload Option") for a number of shares of Common Stock equal to the number of Option Shares purchased upon such exercise, multiplied by two (2). The Reload Option shall be evidenced by an Option Agreement substantially in the form of Annex B hereto and shall be granted pursuant to the Plan.

6.   Adjustment Upon Changes in Capitalization.
     -----------------------------------------

     (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of











































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     Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure. The Committee shall also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent reasonably necessary or desirable to preserve the intended benefits under this Short-Term Option Agreement in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraor-dinary dividend or other distribution or similar transaction involving the Corporation.

     (b) Any adjustment under this Section 6 in the number of Option Shares and the Purchase Price shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be rounded down to the nearest whole number of shares.

7.   Method of Exercising Option and Withholding.
     -------------------------------------------

     (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, or by money transfers or direct account debits to an account designated by the Corporation.

     (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

8.   Transfer and Investment Representation.
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     (a)  The Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may











































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
     be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this subparagraph (a) is void ab initio. The Option shall not be subject to execution, attachment
          ---------
     or other process.

     (b) The Optionee represents that, unless at the time of exercise of the Option the issuance of the Option Shares to the Optionee is registered under the Securities Act of 1933, as amended (the "Securities Act"), any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof. If the issuance of the Option Shares is not so registered, certificates for the Option Shares shall bear a legend reciting the fact that such Option Shares may only be transferred pursuant to an effective registration statement under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. The Corporation may issue appropriate "stop transfer" instructions with respect to such Option Shares while they are subject to such restrictions.

     (c) The Corporation shall use its best efforts to have the Option Shares listed on each securities exchange on which the Common Stock is listed as promptly as possible. The Corporation shall not be obligated to issue or sell any Option Shares until they have been listed on each securities exchange on which the Common Stock is then listed.

     (d) The Corporation agrees promptly to file with the Securities and Exchange Commission a registration statement on Form S-8 (or an appropriate successor or substitute registration form) covering the issuance of the Option Shares pursuant to this Short-Term Option Agreement, and the Common Stock to be issued upon exercise of this Option, to cause such registration statement to become effective, and to keep such registration statement effective for the period that this Option shall be outstanding and exercisable. In the event the Corporation fails to maintain the effective-ness of the Form S-8 registration statement and/or does not list the Option Shares on an appropriate stock exchange, and as a consequence, the Optionee is unable to sell his Option Shares, the Corporation hereby agrees, subject to compliance with any contractual restrictions applicable to the Corpora-tion, to advance to the Optionee any funds that may be due by the Optionee to pay taxes (federal, state and/or local) that may be incurred in con-nection with the exercise of the













































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
     Option. The Optionee agrees to reimburse the Corporation for any funds advanced by the Corporation to the Optionee pursuant to the preceding sentence out of the proceeds derived by the Optionee from any sale of said Option Shares.

9.   No Rights in Option Shares.  The Optionee shall have none of the rights of
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a stockholder with respect to the Option Shares unless and until shares of
Common Stock are issued upon exercise of the Option.

10.  No Right to Employment.  Nothing contained herein shall be deemed to confer
     ----------------------
upon the Optionee any right to remain as an employee of the Corporation.

11.  Governing Law/Jurisdiction.  This Short-Term Option Agreement shall be
     --------------------------
governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

12.  Resolution of Disputes.  Any disputes arising under or in connection with
     ----------------------
this Short-Term Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear its or his own expenses incurred in connection with any arbitration; provided, however, the cost of the
                                             --------  -------
arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

13.  Notices.  Any notice required or permitted under this Short-Term Option
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Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee at the last address specified in Optionee's employment records, or such other address as the Optionee may designate in writing to the Corporation, or to the Corporation, Attention: Corporate Secretary, or such other address as the Corporation may designate in writing to the Optionee.

14.  Failure To Enforce Not a Waiver.  The failure of either party hereto to
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enforce at any time any provision of this Short-












































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
Term Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15.  Counterparts.  This Short-Term Option Agreement may be executed in two or
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more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

16.  Miscellaneous.  This Short-Term Option Agreement cannot be changed or
     -------------
terminated orally. This Short-Term Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof. This Short-Term Option Agreement is intended to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the provisions hereof shall be construed in a manner to so comply.





































































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
                                                                         Annex A
                                                                         -------




                                 NOTICE OF GRANT
                                 ---------------
                             SHORT-TERM STOCK OPTION
                             -----------------------
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN
                     ---------------------------------------

     The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel"), has been granted an option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Short-Term Option Agreement to which this Notice of Grant is attached.

     The following is a summary of the principle terms of the option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Short-Term Option Agreement.

- -------------------------------------------------------------------------
 Optionee
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 Address of Optionee
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 Employee Number
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 Employee ID Number
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 Foreign Sub Plan, if applicable
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 Grant Date
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 Aggregate Number of Shares
 Granted (the "Option Shares")
- -------------------------------------------------------------------------



     IN WITNESS WHEREOF, the parties hereby agree to the terms of this Notice of Grant and the Short-Term Option Agreement to which this Notice of Grant is attached and execute this Notice of Grant and Short-Term Option Agreement as of the Grant Date.


________________________________   HEXCEL CORPORATION
Optionee


                              By:___________________________________


                              Name:_________________________________


                              Title:________________________________